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                                                               Exhibit 6(a)(iii)

                                                        Dated:  November 8, 1995
                                   Schedule B
                                     to the
                             Distribution Agreement
                    between The Parkstone Group of Funds and
               BISYS Fund Services Limited Partnership (formerly
                   The Winsbury Company Limited Partnership)
                             Dated October 1, 1993

Name of Fund                                                  Date
------------                                                  ----

Parkstone U.S. Government Obligations
  Fund - Investor A Shares                                    October 1, 1993
Parkstone Prime Obligations Fund - Investor A Shares
Parkstone Tax-Free Fund - Investor A Shares
Parkstone Equity Fund - Investor A Shares
Parkstone Small Capitalization Fund - Investor A Shares
Parkstone High Income Equity Fund - Investor A Shares
Parkstone Bond Fund - Investor A Shares
Parkstone Limited Maturity Bond Fund - Investor A Shares
Parkstone Intermediate Government Obligations
  Fund - Investor A Shares
Parkstone Municipal Bond Fund - Investor A Shares
Parkstone Michigan Municipal Bond Fund - Investor A Shares
Parkstone Balanced Fund - Investor A Shares
Parkstone U.S. Government Income Fund - Investor A Shares
Parkstone International Discovery Fund - Investor A Shares
Parkstone Treasury Fund - Investor A Shares
Parkstone Municipal Investor Fund - Investor A Shares

Parkstone Large Capitalization Fund - Investor A Shares       November 8, 1995


THE PARKSTONE GROUP OF FUNDS          BISYS FUND SERVICES LIMITED
                                      PARTNERSHIP (formerly The Winsbury
                                      Company Limited Partnership)

                                      By:  BISYS FUND SERVICES, INC.
                                           General Partner

By:  /s/ GEORGE R. LANDRETH           By:  /s/ STEPHEN G. MINTOS
    --------------------------            -------------------------
    George R. Landreth                    Stephen G. Mintos
    President                             Executive Vice President


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